UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 28, 2025

STAG INDUSTRIAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-34907	27-3099608
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

One Federal Street, 23rd Floor

Boston, Massachusetts 02110

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (617) 574-4777

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	STAG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities and Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On April 28, 2025, STAG Industrial, Inc. (the “Company”) held its annual meeting of stockholders. The matters on which the stockholders voted, in person or by proxy, were:

1.	the election of 11 directors to hold office until the 2026 annual meeting of stockholders and until their successors are duly elected and qualified;

2.	the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025; and

3.	the approval, by non-binding vote, of the Company’s executive compensation.

The 11 nominees were elected, the ratification of the appointment of the independent registered public accounting firm was approved, the Company’s executive compensation was approved, and one year was the frequency of executive compensation votes recommended by the stockholders. The results of the voting were as follows:

Proposal 1: Election of Directors:

Director	Votes For	Votes Against	Abstentions	Broker Non-Votes
Benjamin S. Butcher	150,871,782	4,731,572	169,775	14,204,249
Jit Kee Chin	155,304,403	299,990	168,736	14,204,249
Virgis W. Colbert	148,324,462	6,974,499	474,168	14,204,249
William R. Crooker	152,962,558	2,639,813	170,758	14,204,249
Michelle S. Dilley	146,584,287	9,024,960	163,882	14,204,249
Jeffrey D. Furber	149,867,589	5,736,122	169,418	14,204,249
Larry T. Guillemette	149,834,780	5,767,654	170,695	14,204,249
Francis X. Jacoby III	147,430,770	8,173,963	168,396	14,204,249
Christopher P. Marr	147,683,449	7,918,651	171,029	14,204,249
Hans S. Weger	149,837,383	5,766,348	169,398	14,204,249
Vicki Lundy Wilbon	155,392,812	216,725	163,592	14,204,249

Proposal 2: Ratification of Appointment of Independent Registered Public Accountants:

Votes For	Votes Against	Abstentions	Broker Non-Votes
165,748,381	4,058,180	170,817	—

Proposal 3: Approval of Executive Compensation:

Votes For	Votes Against	Abstentions	Broker Non-Votes
149,461,986	5,922,515	388,628	14,204,249

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STAG INDUSTRIAL, INC.

	By:	/s/ Jeffrey M. Sullivan
Jeffrey M. Sullivan
Executive Vice President, General Counsel
and Secretary

Dated: April 30, 2025